BORROWINGS	6 Months Ended
Jun. 30, 2021
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
(a)Corporate borrowings
The partnership has bilateral credit facilities backed by large global banks. The credit facilities are available in euros, sterling, Australian, U.S. and Canadian dollars. Advances under the credit facilities bear interest at the specified LIBOR, EURIBOR, CDOR, BBSY or bankers’ acceptance rate plus 2.50%, or the specified base rate or prime rate plus 1.50%. The credit facilities require the partnership to maintain a minimum tangible net worth and deconsolidated debt-to-capitalization ratio at the corporate level. At June 30, 2021, the partnership had $2,075 million available on its bilateral credit facilities with a maturity date of June 29, 2026. The balance drawn on the bilateral credit facility at June 30, 2021 is $nil (December 31, 2020: $310 million).
The partnership has a revolving acquisition credit facility with Brookfield that permits borrowings of up to $500 million. The credit facility is guaranteed by the partnership, Brookfield Business L.P. (“Holding LP”), and the Holding Entities. The credit facility is available in U.S. or Canadian dollars, and advances are made by way of LIBOR, base rate, bankers’ acceptance rate or prime rate loans. The credit facility bears interest at the specified LIBOR or bankers’ acceptance rate plus 3.45%, or the specified base rate or prime rate plus 2.45%. The credit facility requires the partnership to maintain a minimum deconsolidated net worth and contains restrictions on the ability of the borrowers and the guarantors to, among other things, incur liens, engage in certain mergers and consolidations or enter into speculative hedging arrangements. Net proceeds above a specified threshold that are received by the borrowers from asset dispositions, debt incurrences or equity issuances by the borrowers or their subsidiaries must be used to pay down the credit facility (which can then be redrawn to fund future investments). The facility automatically renews for consecutive one-year periods until June 29, 2026. As at June 30, 2021, the credit facility remains undrawn.
The partnership is currently in compliance with or has obtained waivers related to all material covenant requirements, and the partnership continues to monitor performance against such covenant requirements.
Refer to Note 17 for further details on the Deposit Agreement with Brookfield. As at June 30, 2021, the balance on deposit from Brookfield was $427 million.
(b)Non-recourse subsidiary borrowings of the partnership
Total non-recourse subsidiary borrowings of the partnership as at June 30, 2021 were $21,858 million (December 31, 2020: $23,166 million).
Some of the partnership’s businesses have credit facilities in which they borrow and repay on a monthly basis. This movement has been shown on a net basis in the partnership’s unaudited interim condensed consolidated statements of cash flow.
The partnership has financing arrangements within its operating businesses that trade in public markets or are held at major financial institutions. The financing arrangements are primarily composed of term loans, credit facilities and notes and debentures which are subject to fixed or floating interest rates. Most of these borrowings are not subject to financial maintenance covenants, however, some are subject to fixed charge coverage, leverage ratios and minimum equity or liquidity covenants.
The partnership’s operations are currently in compliance with or have obtained waivers related to all material covenant requirements, and the partnership continues to work with its businesses to monitor performance against such covenant requirements.